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January 23, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of Form 8-K dated January 23, 1998 of Medical Action Industries Inc. and are in agreement with the statements contained in the second and third paragraphs and in the first sentence of the fourth paragraph on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                     /s/ Ernst & Young LLP




                                   Exhibit 16